SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2004

PERINI CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
(Address of Principal Executive Offices and Zip Code)

(508) 628-2000
(Registrant's telephone number, including area code)

        The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding Perini Corporation’s (the “Company”) expectations, hopes, beliefs, intentions or strategies regarding the future. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the continuing validity of the underlying assumptions and estimates of total forecasted project revenues, costs and profits and project schedules; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; the availability of borrowed funds on terms acceptable to the Company; the ability to retain certain members of management; the ability to obtain surety bonds to secure its performance under certain construction contracts; possible labor disputes or work stoppages within the construction industry; changes in federal and state appropriations for infrastructure projects; possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; and actions taken or not taken by third parties, including the Company’s customers, suppliers, business partners and competitors and legislative, regulatory, judicial and other governmental authorities and officials, as well as those discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on March 11, 2004. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     EXHIBIT NO.               DESCRIPTION
     99.1                      Press release issued by Perini Corporation on May 6,
                               2004.
Item 12. Results of Operations and Financial Condition

        On May 6, 2004, Perini Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of Perini Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished under Item 12 and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PERINI CORPORATION

Dated:  May 6, 2004                         By: /s/Robert Band
                                                Robert Band
                                                President and Chief Operating Officer

EXHIBIT INDEX

     99.1 Press Release issued by Perini Corporation on May 6, 2004.